Exhibit 99.1

iMedia Brands Reports Fourth Quarter and Full Year 2020 Results, Provides 2021 Guidance

Q4 2020 – Returned to Revenue Growth and Achieved 20% Gross Profit Growth

Full Year 2020 – Positive Operating Cash Flow and Free Cash Flow

MINNEAPOLIS, MN – March 23, 2021 – iMedia Brands, Inc. (the “Company”) (NASDAQ: IMBI) today announced results for the fourth quarter and full year ended January 30, 2021.

Fourth Quarter and Full Year 2020 Summary & Recent Highlights

•	Q4 net sales were $124.8 million, an increase of 1% compared to same prior-year period, which was the first time since 2015[1] that the Company achieved Q4 revenue growth.
•	Full year 2020 cash flow from operations improved to $6.2 million compared to $(6.2) million cash used for operations for the same prior-year period. Full year 2020 free cash flow improved to $1.3 million compared to $(13.3) million for the same prior-year period.
•	Q4 gross margin was 35.6%, a 560-basis point improvement over the same prior-year period. Full year 2020 gross margin was 36.8%, a 420-basis point improvement over the same prior-year period.
•	Q4 gross profit was $44.4 million, a 20% increase compared to the same prior-year period.
•	Q4 new customers grew by 12% compared to the same prior-year period, reversing a six-year negative growth rate trend.
•	Q4 net loss improved to $2.7 million or $(0.21) per share, compared to the same prior-year period net loss of $18.4 million or $(2.30) per share. Full year 2020 net loss improved to $13.2 million or $(1.23) per share, compared to a net loss of $56.3 million or $(7.54) per share for the same prior-year period.
•	Q4 adjusted EBITDA was $8.4 million, which is a $17.5 million improvement from the same prior-year period. Full year 2020 adjusted EBITDA was $23.9 million, compared to an $18.4 million adjusted EBITDA loss for the same prior-year period.
•	On February 5, 2021, the Company contributed approximately $3.5 million in inventory to acquire a controlling interest in an online marketplace called TheCloseOut.com. The site offers consumers exclusive and name-brand products at deep discounts.
•	On February 22, 2021, the Company successfully closed on its common stock equity raise of $21.2 million, net of discounts, commissions and other offering costs.
•	On March 1, 2021, the Company entered into a licensing partnership with ReStore Capital, a Hilco Global company, where iMedia will operate and grow the Christopher & Banks business throughout all sales channels, including digital, television, catalog, and brick and mortar retail.

CEO Commentary

“Q4 was another strong quarter for us,” said Tim Peterman, CEO of iMedia Brands, “which we believe creates an even stronger foundation for profitable revenue growth in 2021.”

1 The Company reported Q4 revenue growth in 2017, but it was on a 53-week fiscal year.

Fourth Quarter 2020 Results

SUMMARY RESULTS AND KEY OPERATING METRICS

($ Millions, except average selling price and EPS)

	Q4 2020	Q4 2019			YTD 2020	YTD 2019
	1/30/2021	2/1/2020	Change		1/30/2021	2/1/2020	Change
Net Sales	$124.8	$123.6	1%		$454.2	$501.8	(9%)

Gross Margin %	35.6%	30.0%	560	bps	36.8%	32.6%	420	bps

Adjusted EBITDA	$8.4	$(9.1)	N/A		$23.9	$(18.4)	N/A

Net loss	$(2.7)	$(18.4)	85%		$(13.2)	$(56.3)	76%

EPS	$(0.21)	$(2.30)	91%		$(1.23)	$(7.54)	84%

Net Shipped Units (000s)	1,722	1,645	5%		6,497	6,872	(5%)

Average Selling Price (ASP)	$64	$67	(4%)		$61	$65	(6%)

Return Rate %	15.5%	18.4%	(290	bps)	14.8%	19.4%	(460	bps)

ShopHQ Digital Net Sales %	51.1%	53.8%	(270	bps)	50.8%	52.7%	(190	bps)

Total Customers - 12 Month Rolling (000s)	1,020	1,041	(2%)		N/A	N/A	N/A

% of ShopHQ Net Merchandise Sales by Category

Jewelry & Watches	44%	41%			41%	44%

Home & Consumer Electronics	21%	32%			16%	23%

Beauty & Health	24%	15%			32%	18%

Fashion & Accessories	11%	12%			11%	15%

Total	100%	100%			100%	100%

Liquidity and Capital Resources

As of January 30, 2021, total unrestricted cash was $15.5 million, an increase of $5.2 million from prior-year end. Net debt at the end of Q4 was $37.9 million, a $20.8 million reduction from prior-year end. The Company also had an additional $12.5 million of unused availability on its revolving credit facility.

Outlook

For Q1 2021, the Company anticipates reporting revenue growth between 3% and 5% and adjusted EBITDA of at least $6 million. For the full year 2021, the Company anticipates adjusted EBITDA between $28 million and $32 million.

Conference Call

The Company will hold a conference call today at 8:30 a.m. Eastern time to discuss its fourth quarter and full year 2020 results.

Date: Tuesday, March 23, 2021

Toll-free dial-in number: (877) 407-9039

International dial-in number: (201) 689-8470

Conference ID: 13717498

Please call the conference telephone number 5-10 minutes prior to the start time. An operator will register your name and organization. If you have any difficulty connecting with the conference call, please contact Gateway Investor Relations at (949) 574-3860.

The conference call will be broadcast live and available for replay here and via the Investors section of the iMedia Brands website at www.imediabrands.com.

A replay of the conference call will be available after 11:30 a.m. Eastern time on the same day through April 6, 2021.

Toll-free replay number: (844) 512-2921

International replay number: (412) 317-6671

Replay ID: 13717498

About iMedia Brands, Inc.

iMedia Brands, Inc. (Nasdaq: IMBI) is a leading interactive media company that owns a growing portfolio of lifestyle television networks, consumer brands and media commerce services. Its brand portfolio spans multiple business models and product categories. Its television brands are ShopHQ, ShopBulldogTV, ShopHQHealth and LaVenta. Its media commerce services brands are Float Left Interactive and i3PL Services. Its consumer brands include J.W. Hulme jwhulmeco.com, Christopher & Banks christopherandbanks.com, OurGalleria.com and TheCloseOut.com. Please visit www.imediabrands.com for more investor information.

Contacts:

Investors:

Gateway Investor Relations

Cody Slach

IMBI@gatewayir.com

(949) 574-3860

Media:

press@imediabrands.com

(800) 938-9707

iMEDIA BRANDS INC.

AND SUBSIDIARIES

CONSOLIDATED BALANCE SHEETS

(In thousands except share and per share data)

	January 30,	February 1,
	2021	2020
	(Unaudited)
ASSETS
Current assets:
Cash	$15,485	$10,287
Accounts receivable, net	61,951	63,594
Inventories	68,715	78,863
Current portion of television distribution rights, net	19,725	-
Prepaid expenses and other	7,853	8,196
Total current assets	173,729	160,940
Property and equipment, net	41,988	47,616
Television distribution rights, net	7,028	-
Other assets	3,892	4,187
Total Assets	$226,637	$212,743

LIABILITIES AND SHAREHOLDERS' EQUITY

Current liabilities:
Accounts payable	$77,995	$83,659
Accrued liabilities	29,509	40,250
Current portion of television distribution rights obligation	29,173	-
Current portion of long term credit facility	2,714	2,714
Current portion of operating lease liabilities	462	704
Deferred revenue	213	141
Total current liabilities	140,066	127,468

Other long term liabilities	8,855	335
Long term credit facilities	50,666	66,246
Total liabilities	199,587	194,049

Commitments and contingencies

Shareholders’ equity:
Preferred stock, $.01 par value, 400,000 shares authorized;
zero shares issued and outstanding	-	-
Common stock, $.01 par value, 29,600,000 and 14,600,000 shares authorized as of January 30, 2021 and February 1, 2020; 13,019,061 and 8,208,227 shares issued and outstanding as of January 30, 2021 and February 1, 2020	130	82
Additional paid-in capital	474,375	452,833
Accumulated deficit	(447,455)	(434,221)
Total shareholders’ equity	27,050	18,694
Total Liabilities and Shareholders’ Equity	$226,637	$212,743

iMEDIA BRANDS, INC.

AND SUBSIDIARIES

CONSOLIDATED STATEMENTS OF OPERATIONS

(Unaudited)

(In thousands, except share and per share data)

	For the Three-Month Periods Ended		For the Twelve-Month Periods Ended
	January 30,	February 1,	January 30,	February 1,
	2021	2020	2021	2020
Net sales	$124,797	$123,639	$454,171	$501,822
Cost of sales	80,407	86,607	287,118	338,185
Gross profit	44,390	37,032	167,053	163,637
Margin %	35.6%	30.0%	36.8%	32.6%

Operating expense:
Distribution and selling	32,820	41,870	129,920	170,587
General and administrative	5,178	7,795	20,336	25,611
Depreciation and amortization	7,322	1,823	24,022	8,057
Restructuring costs	451	2,485	715	9,166
Executive and management transition costs	-	313	-	2,741
Total operating expense	45,771	54,286	174,993	216,162
Operating loss	(1,381)	(17,254)	(7,940)	(52,525)

Other income (expense):
Interest income	1	2	3	17
Interest expense	(1,317)	(1,169)	(5,237)	(3,777)
Total other expense	(1,316)	(1,167)	(5,234)	(3,760)

Loss before income taxes	(2,697)	(18,421)	(13,174)	(56,285)
Income tax (provision) benefit	(15)	33	(60)	(11)
Net loss	$(2,712)	$(18,388)	$(13,234)	$(56,296)

Net loss per common share	$(0.21)	$(2.30)	$(1.23)	$(7.54)

Net loss per common share—assuming dilution	$(0.21)	$(2.30)	$(1.23)	$(7.54)

Weighted average number of
common shares outstanding:
Basic	12,982,514	7,990,381	10,745,916	7,462,380
Diluted	12,982,514	7,990,381	10,745,916	7,462,380

iMEDIA BRANDS, INC.

AND SUBSIDIARIES

PERFORMANCE MEASURES BY SEGMENT

($ in Millions)

	For the Three-Month Period Ended			For the Three-Month Period Ended
	January 30, 2021			February 1, 2020
	ShopHQ	Emerging	Consolidated	ShopHQ	Emerging	Consolidated
Net Sales	$118.4	$6.4	$124.8	$120.5	$3.1	$123.6
Gross Profit	41.7	$2.7	44.4	36.5	$0.5	37.0
Operating Loss	(1.1)	$(0.3)	(1.4)	(14.6)	(2.6)	(17.3)
Adjusted EBITDA	8.5	(0.1)	8.4	(7.0)	(2.2)	(9.1)

	For the Twelve-Month Period Ended			For the Twelve-Month Period Ended
	January 30, 2021			February 1, 2020
	ShopHQ	Emerging	Consolidated	ShopHQ	Emerging	Consolidated
Net Sales	$437.2	$17.0	$454.2	$496.1	$5.7	$501.8
Gross Profit	160.2	$6.9	167.1	162.8	$0.8	163.6
Operating Loss	(3.6)	$(4.3)	(7.9)	(47.0)	(5.6)	(52.5)
Adjusted EBITDA	27.5	(3.6)	23.9	(14.9)	(3.5)	(18.4)

iMEDIA BRANDS, INC.

AND SUBSIDIARIES

Reconciliation of Net Loss to Adjusted EBITDA:

(Unaudited)

(in thousands)

	For the Three-Month Period Ended			For the Three-Month Period Ended
	January 30, 2021			February 1, 2020
	ShopHQ	Emerging	Consolidated	ShopHQ	Emerging	Consolidated
Net loss			$(2,712)			$(18,388)
Adjustments:
Depreciation and amortization			8,281			2,822
Interest income			(1)			(2)
Interest expense			1,317			1,169
Income taxes			15			(33)
EBITDA (as defined)	$6,970	$(70)	$6,900	$(11,932)	$(2,500)	$(14,432)

A reconciliation of EBITDA to Adjusted EBITDA is as follows:
EBITDA (as defined)	$6,970	$(70)	$6,900	$(11,932)	$(2,500)	$(14,432)
Adjustments:
Transaction, settlement and integration costs, net (a)	314	-	314	1,282	216	1,498
Restructuring costs	451	-	451	2,389	96	2,485
Executive and management transition costs	-	-	-	313	-	313
Rebranding costs	-	-	-	473	-	473
Non-cash share-based compensation expense	733	-	733	521	-	521
Adjusted EBITDA	$8,468	$(70)	$8,398	$(6,954)	$(2,188)	$(9,142)

	For the Twelve-Month Period Ended			For the Twelve-Month Period Ended
	January 30, 2021			February 1, 2020
	ShopHQ	Emerging	Consolidated	ShopHQ	Emerging	Consolidated
Net loss			$(13,234)			$(56,296)
Adjustments:
Depreciation and amortization			27,978			12,014
Interest income			(3)			(17)
Interest expense			5,237			3,777
Income taxes			60			11
EBITDA (as defined)	$23,649	$(3,611)	$20,038	$(35,561)	$(4,950)	$(40,511)

A reconciliation of EBITDA to Adjusted EBITDA is as follows:
EBITDA (as defined)	$23,649	$(3,611)	$20,038	$(35,561)	$(4,950)	$(40,511)
Adjustments:
Transaction, settlement and integration costs, net (1)	1,200	-	1,200	266	428	694
Restructuring costs	715	-	715	8,228	938	9,166
Executive and management transition costs	-	-	-	2,741	-	2,741
Rebranding costs	-	-	-	1,265	-	1,265
Inventory Impairment write-down	-	-	-	6,050	-	6,050
Non-cash share-based compensation expense	1,960	-	1,960	2,152	52	2,204
Adjusted EBITDA	$27,524	$(3,611)	$23,913	$(14,859)	$(3,532)	$(18,391)

(a)	Transaction, settlement and integration costs for the three and twelve-month period ended January 30, 2021 includes consulting fees incurred to explore additional loan financings, settlement costs, professional fees related to the TheCloseOut.com transaction, and incremental COVID-19 related legal costs. Transaction, settlement and integration costs for three-month period ended February 1, 2020 includes contract settlement costs, costs incurred to affect a reverse stock split and business acquisition and integration-related costs to acquire Float Left and J.W. Hulme. Transaction, settlement and integration costs, net, for the twelve-month period ended February 1, 2020 includes $2.2 million of costs for contract settlement costs, business acquisition and integration-related; costs incurred related to the implementation of our ShopHQ VIP customer program and our third-party logistics service offerings and costs incurred to effect a reverse stock split, partially offset by a $1.5 million gain for the sale of our claim related to the Payment Card Interchange Fee and Merchant Discount Antitrust Litigation class action lawsuit.

Adjusted EBITDA

EBITDA represents net income (loss) for the respective periods excluding depreciation and amortization expense, interest income (expense) and income taxes. The Company defines Adjusted EBITDA as EBITDA excluding non-operating gains (losses); executive and management transition costs; restructuring costs; non-cash impairment charges and write downs; transaction, settlement, and integration costs, net; rebranding costs; and non-cash share-based compensation expense. The Company has included the “Adjusted EBITDA” measure in its EBITDA reconciliation in order to adequately assess the operating performance of its television and online businesses and in order to maintain comparability to its analyst's coverage and financial guidance, when given. Management believes that the Adjusted EBITDA measure allows investors to make a meaningful comparison between its business operating results over different periods of time with those of other similar companies. In addition, management uses Adjusted EBITDA as a metric to evaluate operating performance under the Company’s management and executive incentive compensation programs. EBITDA and Adjusted EBITDA are both non-GAAP measures and should not be construed as an alternative to operating income (loss), net income (loss) or to cash flows from operating activities as determined in accordance with generally accepted accounting principles (“GAAP”) and should not be construed as a measure of liquidity. Adjusted EBITDA may not be comparable to similarly titled measures reported by other companies. The Company has included a reconciliation of the comparable GAAP measure, net income (loss) to Adjusted EBITDA in this release.

iMEDIA BRANDS, INC.

AND SUBSIDIARIES

Reconciliation of Operating Cash Flow to Free Cash Flow:

(Unaudited)

(in millions)

	For the Twelve-Month Period Ended	For the Twelve-Month Period Ended
	January 30, 2021	February 1, 2020
Major GAAP Cash Flow Categories

Net cash provided by (used for) operating activities	$6.2	$(6.2)
Net cash used for investing activities	$(4.9)	$(7.8)
Net cash provided by financing activities	$3.9	$3.3

Free Cash Flow (non-GAAP measure)

Net cash provided by (used for) operating activities	$6.2	$(6.2)
Cash paid for property and equipment	$(4.9)	$(7.1)
Free cash flow	$1.3	$(13.3)

Free Cash Flow

Free cash flow represents net cash provided by operating activities less cash paid for property and equipment. It should not be inferred that the entire free cash flow amount is available for discretionary expenditures. Management utilizes the free cash flow measure in order to assess the operating performance of its television and online businesses. Free cash flow is a non-GAAP measure and therefore should not be considered a substitute for income or cash flow data prepared in accordance with GAAP and may not be comparable to similarly titled measures reported by other companies. The Company has included a reconciliation of the comparable GAAP measure, net cash provided by operating activities in this release.

Safe Harbor Statement under the Private Securities Litigation Reform Act of 1995

This document may contain certain “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995. Any statements contained herein that are not statements of historical fact, including statements regarding the expected impact of COVID-19 on television retailing are forward-looking. The Company often uses words such as anticipates, believes, estimates, expects, intends, seeks, predicts, hopes, should, plans, will and similar expressions to identify forward-looking statements. These statements are based on management's current expectations and accordingly are subject to uncertainty and changes in circumstances. Actual results may vary materially from the expectations contained herein due to various important factors, including (but not limited to): variability in consumer preferences, shopping behaviors, spending and debt levels; the general economic and credit environment, including COVID-19; interest rates; seasonal variations in consumer purchasing activities; the ability to achieve the most effective product category mixes to maximize sales and margin objectives; competitive pressures on sales and sales promotions; pricing and gross sales margins; the level of cable and satellite distribution for the Company’s programming and the associated fees or estimated cost savings from contract renegotiations; the Company’s ability to establish and maintain acceptable commercial terms with third-party vendors and other third parties with whom the Company has contractual relationships, and to successfully manage key vendor and shipping relationships and develop key partnerships and proprietary and exclusive brands; the ability to manage operating expenses successfully and the Company’s working capital levels; the ability to remain compliant with the Company’s credit facilities covenants; customer acceptance of the Company’s branding strategy and its repositioning as a video commerce Company; the ability to respond to changes in consumer shopping patterns and preferences, and changes in technology and consumer viewing patterns; changes to the Company’s management and information systems infrastructure; challenges to the Company’s data and information security; changes in governmental or regulatory requirements; including without limitation, regulations of the Federal Communications Commission and Federal Trade Commission, and adverse outcomes from regulatory proceedings; litigation or governmental proceedings affecting the Company’s operations; significant events (including disasters, weather events or events attracting significant television coverage) that either cause an interruption of television coverage or that divert viewership from its programming; disruptions in the Company’s distribution of its network broadcast to customers; the Company’s ability to protect its intellectual property rights; our ability to obtain and retain key executives and employees; the Company’s ability to attract new customers and retain existing customers; changes in shipping costs; expenses related to the actions of activist or hostile shareholders; the Company’s ability to offer new or innovative products and customer acceptance of the same; changes in customer viewing habits of television programming; and the risks identified under Item 1A(Risk Factors) in the Company’s most recently filed Form 10-K and any additional risk factors identified in its periodic reports since the date of such Form 10-K. More detailed information about those factors is set forth in the Company’s filings with the Securities and Exchange Commission, including its annual report on Form 10-K, quarterly reports on Form 10-Q, and current reports on Form 8-K. Investors are cautioned not to place undue reliance on forward-looking statements, which speak only as of the date of this announcement. The Company is under no obligation (and expressly disclaims any such obligation) to update or alter its forward-looking statements whether as a result of new information, future events or otherwise.